The Sentinel Funds
Class A, Class B, Class C, Class D and Class S

Supplement dated November 25, 2008 to the Prospectus dated March 28, 2008, as supplemented October 3, 2008

On November 24, 2008, the Board of Directors (the “Board”) of Sentinel Group Funds, Inc. approved a change in the name of Sentinel U.S. Treasury Money Market Fund, to Sentinel Government Money Market Fund (the
“Fund”). The Board also approved two changes in the non-fundamental investment policies of the Fund. First, the Board approved a change from the Fund’s current policy of investing, under normal circumstances, at least
80% of its net assets in U.S. Treasury securities, to a policy of investing, under normal circumstances, at least
80% of its net assets in securities of the U.S. Treasury or U.S. government agencies or instrumentalities. Second, the Board approved a change from the Fund’s current policy under which it may not invest more than 10% of its total assets in shares of institutional money market funds, and only if they invest primarily in securities of the U.S.
Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities, to a policy under which the Fund may not invest more than 25% of its total assets in such securities.
The changes will be effective 60 days after written notice of the changes has been provided to Fund shareholders.

The changes are intended to permit the Fund to invest to a greater extent in potentially higher yielding short term securities of U.S. government agencies and instrumentalities. These include securities issued by the Federal
Home Loan Mortgage Corporation (FHLMC), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank
(FHLB) and Federal National Mortgage Association (FNMA). Although these securities are high-quality, most of these securities of U.S. government agencies and instrumentalities are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government.

Interest on securities issued by these U.S. government agencies and instrumentalities is generally not exempt from state income taxes, unlike interest on U.S. Treasury securities. As a result, the changes are likely to reduce the percentage of the Fund’s income that is exempt from state income taxes.